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                                                                   EXHIBIT 10.40



March 19, 1998



Ms. Gloria C. L. Ma
Chairman and Chief Executive
XXsys Technologies, Inc.
4619 Viewridge Ave.
San Diego, CA 92123


Subject:  Notice of Exercise of "Series A" Preferred Stock

        I hereby elect to exercise my rights to convert 4,000 shares of "Series A" Preferred Stock into 320,000 shares of Common Stock of XXsys Technologies, Inc. (the "Company"). Enclosed herewith is tender of the certificate for "Series A" Preferred Stock in the amount of 4,500 shares.

        A certificate representing the "Series A" Preferred Stock representing any unexercised portion of the surrendered Preferred Stock certificate should be delivered to the undersigned at the address set forth below.


                                    Banton Ma
                                    "Series A" Preferred Stock Holder

                                    /s/  BANTON MA
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                                    Signature


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                                    Address for delivery


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                                    Tax I.D. Number or Social Security No.



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